June 17, 1997


Mr. M. Scott Leslie
WebSite Management Company
d/b/a FlashNet Communications
1812 North Forest Park Boulevard
Fort Worth, TX 76102

     RE: MASTER MANAGED SERVICES AGREEMENT, DATED AS OF JULY 31, 1996; EQUIPMENT AGREEMENT, DATED AS OF JULY 31, 1996; WARRANT LETTER AGREEMENT, DATED AS OF JULY 31, 1996 AND RIGHT OF FIRST REFUSAL AGREEMENT, DATED AS OF JULY 31, 1996; ADDENDUM TO EQUIPMENT AGREEMENT, DATED AS OF NOVEMBER 26, 1996; MASTER MANAGED SERVICE AGREEMENT, DATED AS OF DECEMBER 24, 1996; EQUIPMENT AGREEMENT, DATED DECEMBER 24, 1996; AND SERVICE AGREEMENT, DATED DECEMBER 24, 1996; ALL BETWEEN ACSI ADVANCED TECHNOLOGIES, INC. (OR ADVANCED DATA SERVICES, INC., AS TO THE AGREEMENTS DATED DECEMBER 24, 1996) ("ACSI") AND WEBSITE MANAGEMENT COMPANY, INC. D/B/A FLASHNET COMMUNICATIONS ("FLASHNET").

Dear Mr. Leslie:

This letter sets forth the agreement of ACSI Advanced Data Services, Inc. (successor corporation to ACSI Advanced Technologies, Inc.) ("ACSI") and FlashNet to amend or nullify the above referenced agreements as follows:

     1. The Equipment Agreement, dated as of November 26, 1996, is hereby terminated and is now null and void. The parties' respective purchase and payment obligations with regard to the equipment identified therein are hereby modified, as provided below, and incorporated into the provisions of the Equipment Agreement between the parties dated as of July 31, 1996. The parties hereby release one another from all other rights and obligations under said agreement.

     2. The Equipment Agreement dated as of December 24, 1996, is hereby terminated and is now null and void. The parties' respective purchase and payment obligations with regard to the equipment identified therein are hereby modified, as provided below, and incorporated into the provisions of the Equipment Agreement between the parties dated as of July 31, 1996. The parties hereby release one another from all other rights and obligations under said agreement.

     3. The Service Agreement, dated as of December 24, 1996, is hereby terminated and is now null and void. The parties' respective purchase and payment obligations with regard to the equipment identified therein are hereby modified, as provided below, and incorporated into the provisions of the Equipment Agreement between the parties dated as of July 31, 1996. The parties hereby release one another from all other rights and obligations under said agreement.

     4. The parties hereby agree that ACSI's obligations to purchase Shiva Access Switches from the Shiva Corporation, as described in the Services Agreement dated as of December 24, 1996, shall be limited to the purchase of twenty-four (24) Switches already purchased from Shiva and deployed by FlashNet. The purchase and payment obligations with respect to said Shiva Access Switches shall be as identified in Schedules D and E to the Equipment Agreement dated as of July 31, 1996, as modified herein.

     5. The Equipment Agreement dated as of July 31, 1996, is modified as follows:

          a. In Section 2, replace all references to "$1.0 million" with "$681,136.47 (six hundred eighty-one thousand, one hundred thirty-six dollars and forty-seven cents)."

          b.   Add the following language as additional paragraphs in Section 2:

               "The parties hereby acknowledge and agree that ACSI has met its Equipment Purchase Obligation. ACSI shall have no further obligation to purchase additional Equipment from FlashNet or from third parties on FlashNet's behalf.

               "In addition to the Equipment purchased from ACSI from FlashNet as identified in Schedule A, ACSI has additionally purchased Equipment identified in Schedules B, C & D."

               "The payment terms for the Equipment identified in Schedules B, C and D shall be as detailed in Schedule E hereto."

          c. Add Schedules B, C, D and E attached hereto as new Schedules B, C, D and E of such agreement.

     6. The parties hereby agree that the current annual Service Fee specified in the Master Managed Services Agreement, dated as of July 31, 1996, is $162,401.28 and that there will be no further increases of such Service Fee. The Service Fee is now payable in four quarterly installments of $40,600.32 with only the August 1 and November 1 payments remaining to be paid in 1997, four quarterly payments in 1998, and two quarterly payments in 1999.

     7. Exhibit A of the above described Master Managed Services Agreement, dated as of July 31, 1996, is hereby replaced and superseded by the Exhibit A attached to this letter agreement.

     8. The Right of First Refusal letter agreement between the parties, dated as of July 31, 1996, is hereby terminated and is now null and void.

     9. The Warrant letter agreement between the parties, dated as of July 31, 1996, is hereby modified by capping the number of shares underlying the Warrant referred to therein at 52,885 shares of FlashNet's common stock. In recognition of ACSI's satisfaction of the "Equipment Purchase Obligation," ACSI shall be considered fully vested in the Warrant. Such Warrant letter agreement is further modified by eliminating all references therein to antidilution provisions of the Warrant, it being understood that the antidilution provisions of the Warrant will be the same as antidilution provisions of options issued to FlashNet's employees under FlashNet's 1997 Stock Incentive Plan.

     10. The Master Managed Services Agreement, dated as of December 24, 1996, is hereby terminated and is now null and void. With regard to the telecommunications services identified therein, the parties hereby agree to enter into separate agreements, mutually satisfactory to the parties and customary in the industry, under which ACSI will sell to FlashNet certain telecommunications services that ACSI sells as a reseller, or under which ACSI is the customer of record for those telecommunications services.

     11. The parties agree that for each vendor from which FlashNet purchases telecommunications services, they shall execute Two Party Transfer of Service agreements in a form substantially similar to the form attached hereto as Schedule F, and shall file same with the appropriate communications carrier referenced therein, and thereby establish ACSI as the customer of record with the communications carrier.

     12. The parties agree that notwithstanding the terms set forth in the applicable Two Party Transfer of Service agreement, ACSI shall reserve for FlashNet the exclusive right to make any changes, additions, deletions, or to otherwise contact the local exchange carrier regarding the services provided on the lines identified in the applicable Two Party Transfer of Service agreement. ACSI agrees that it will take any and all actions necessary to ensure that FlashNet has the exclusive right to contact the communications carrier with any and all matters regarding services on the telephone lines identified in the applicable Two Party Transfer of Service agreement. ACSI further agrees that it will not make any contact with the communications carrier with regard to any changes, additions, deletions or any other modifications relating to the services provided on the telephone lines identified in the applicable Two Party Transfer of Service agreement without FlashNet's prior written approval. ACSI agrees that if as customer of record with the local exchange carrier ACSI receives from the local exchange carrier any credits, refunds, or other forms of monetary adjustments relating to the services on the telephone lines identified in Schedule F, that ACSI shall pass such credits, refunds, or other forms of monetary adjustments on to FlashNet. The parties agree that the term of all such Two Party Transfer of Service agreements shall remain in effect until December 31, 1997, and shall thereafter continue on a month-to-month basis. At any time after December 31, 1997, FlashNet may terminate any or all of the Two Party Transfer of Service agreements upon forty-eight hours written notice to ACSI. ACSI agrees that on this same day and in consideration of FlashNet's unilateral termination privilege, ACSI shall execute a second Two Party Transfer of Service agreement, and deliver the same to FlashNet which FlashNet may file with the communications carrier, thereby reestablishing FlashNet as the customer of record with regard to the lines identified in the applicable Two Party Transfer of Service agreement.

Please indicate FlashNet's agreement to the foregoing by signing this letter below. The original signed letter should be returned by overnight mail to:
Juliette Williams Pryor, American Communications Services, Inc., 131 National Business Parkway, Suite 100, Annapolis Junction, MD 20701.

Sincerely,

ACSI Advanced Data Services, Inc.



By: /s/ Vernon Irvin
   -------------------------------------
Name: Vernon Irvin
Title: Senior Vice President ADS ACSI


Acknowledged and Agreed to:

Website Management Company, Inc.
d/b/a FlashNet Communications


By: /s/ M. Scott Leslie
   -------------------------------------
Name: M. Scott Leslie
Title:   President

                                   SCHEDULE A
                         Equipment Purchased on 7/31/96


A copy of the list of equipment purchased on July 31, 1996 is retained elsewhere.

                                   SCHEDULE B
                         Equipment Purchased on 11/26/96


A copy of the list of equipment purchased on November 26, 1996 is retained elsewhere.

                               SCHEDULE C

                     EQUIPMENT PURCHASED ON 12/24/96

              Collateral            Vendor           Month of Serial
Quantity      Description                            Purchase Number
    1         Cisco 7507 Router     Solid Systems    Sep-96 S/N 76008988

    1         Cisco 7513            DirectNet        Nov-96 S/N 73000154

    3         Sun E-4000            Stonebridge      Sep-96 S/N 82117924
              Servers               Tech.
              (w/peripheral         Solid Systems    Sep-96 S/N 8394433
              items)
                                                            S/N 8491857

    1         Sun Sparc 5           StorNet          Sep-96 S/N 8297744
              Servers
                                                            S/N 8132444

    1         Sun Sparc 5           CREAM, Inc.      Sep-96 S/N 9078702
              Servers

    1         Integrix Sparc        CREAM, Inc.      Nov-95 S/N 9078978
              Server

    1         Ultra Sparc Sever     CREAM. Inc.      Mar-96 S/N 7811968

    1         Ultra Sparc Sever     CREAM, Inc.      May-96 S/N 7999372


                                       SCHEDULE D

                              Shiva Access Purchase


DATE     UNIT                               SERIAL NUMBER                LOCATION
---------------------------------------------------------------------------------
1/20/97  5                                  LAS003013                    Houston
                                            LAS003252
                                            LAS003485
                                            LAS0027811
                                            LAS002905

2/10/97  1                                  LAS002905                    Fort Worth

         7                                  LAS002717                    New York
                                            LAS002701
                                            LAS003467
                                            LAS002968
                                            LAS002973
                                            LAS003173
                                            LAS002072

2/25/97  6                                  LAS002734                    Fort Worth
                                            LAS002703
                                            LAS002722
                                            LAS002928
                                            LAS002985
                                            LAS002921      Defective, Returned to SHIVA 3/3

2/27/97  Shiva sent replacement for 2921    LAS04071       Defective, not Returned to SHIVA

2/28/97  Shiva sent replacement for 4071    LAS01538

2/27/97  3                                  LAS003085                    Austin
                                            LAS003125

                                            LAS0027816     Defective, not Returned to SHIVA

3/3/97   1                                  LAS002709                    Austin



                                   SCHEDULE E
                                PAYMENT SCHEDULE
                                      FOR
                 EQUIPMENT PURCHASED UNDER SCHEDULES A, B, C & D


ACSI shall invoice FlashNet on a monthly basis and FlashNet shall make payments to ACSI within thirty days of ACSI's invoice for the Equipment based on the following schedule.


FOR EQUIPMENT IDENTIFIED IN SCHEDULE A

QUARTERLY PAYMENT AMOUNT            FINAL PAYMENT DATE
------------------------            ------------------
$40,600.32                          July 1999




FOR EQUIPMENT IDENTIFIED IN SCHEDULE B

MONTHLY PAYMENT AMOUNT              FINAL PAYMENT DATE*
----------------------              ------------------
$11,193.53                          November 1999




FOR EQUIPMENT IDENTIFIED IN SCHEDULE C

MONTHLY PAYMENT AMOUNT              FINAL PAYMENT DATE*
----------------------              ------------------
$16,227.09                          December 1999




FOR EQUIPMENT IDENTIFIED IN SCHEDULE D

MONTHLY PAYMENT AMOUNT              FINAL PAYMENT DATE*
----------------------              ------------------
$26,531.43                          June 1999



* Assumes all intermediate monthly/quarterly payments are made.

                                   SCHEDULE F

                     TWO PARTY TRANSFER OF SERVICE AGREEMENT

                                CURRENT CUSTOMER

Since Southwestern Bell Telephone Company retains all ownership and property rights in all telephone numbers it assigns to customers, it is understood that this transfer is subject to all rules and regulations and tariffs of Southwestern Bell Telephone Company.

Subject to these limitations, I hereby transfer my use of and responsibility for telephone number _____________________ to American Communications Services, Inc. Thereby relinquishing all claims, responsibility and use I may have in this number. I understood that I forfeit credit for all items which carry a one time charge and will not be entitled to credit on future orders.


----------------------------------  --------------------------------------------
Date                                (Current Customer Signature)


                                    --------------------------------------------
                                    (Current Customer Name - Please Print)


                                    --------------------------------------------
                                    Title (If signed on behalf of corporation or partnership)

THE STATE OF TEXAS
COUNTY OF_____________

Before me _____________________ a notary public, on this day personally appeared _______________________ known to me or braved to me on the oath of ____________
to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office-day of ___________ 19___.


                                    --------------------------------------------
                                    Notary Public Signature


                                    --------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:


--------------------------------